Exhibit 10.23
SUBORDINATED LIMITED RECOURSE GUARANTY AGREEMENT
     This Subordinated Limited Recourse Guaranty Agreement (this “Guaranty”) is made and entered into this 20th day of February, 2009, by and between each signatory hereto identified as a Guarantor (each a “Guarantor” and collectively, the “Guarantors”), in favor of BMO Capital Markets Corp. (“BCM”), as Collateral Agent (the “Collateral Agent”) on behalf of the Secured Parties. Terms used herein and not defined herein have the meaning set forth in the Receivables Financing Agreement (as defined below) or the Security Agreement (as defined below).
BACKGROUND
     Whereas, Palisades Acquisition XVI, LLC (the “Borrower”) entered into the Receivables Financing Agreement, dated as of March 2, 2007 (as amended, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”) among the Borrower, Palisades Collection, L.L.C., as servicer (the “Servicer”), Fairway Finance Company, LLC (the “Lender”), BCM, as administrator, the Collateral Agent and Bank of Montreal (“BMO”), as liquidity agent, pursuant to which the Lender has advanced funds to the Borrower secured by the collateral (the “Borrower Collateral”) identified in the Security Agreement, dated as of March 2, 2007 (as amended supplemented or otherwise modified from time to time, the “Security Agreement”).
     Whereas, in order to induce the Lender and the Collateral Agent to enter into the Fourth Amendment to the Receivables Financing Agreement, dated as of the date hereof, the Guarantors have agreed to enter into this Guaranty in favor of the Collateral Agent, with recourse under this Guaranty being limited as set forth in this Guaranty and a subordinated Guarantor Security Agreement dated as of the date hereof among Guarantors and the Collateral Agent, as collateral agent for the Secured Parties, (as amended, modified, supplemented and restated from time to time, the “Guarantor Security Agreement”).
     Whereas, to obtain the consent of Guarantors’ existing senior secured creditors to enter into the Guaranty and the Guarantor Security Agreement, the Collateral Agent has agreed to enter into the Subordination and Intercreditor Agreement of this date among the Collateral Agent, as collateral agent for the Secured Parties, and Israel Discount Bank of New York, as collateral agent for itself and the senior secured creditors (as amended, modified, supplemented and restated from time to time, the “Intercreditor Agreement”; and, together with this Guaranty and the Guarantor Security Agreement, the “Guarantor Security Documents”).
     1. The Guarantors, jointly and severally, hereby unconditionally and irrevocably guarantee payment of the principal and interest on all Loans under the Receivables Financing Agreement and the Lender Note, including, without limitation, all reasonable costs and expenses of enforcement and collection, including attorneys’ fees of the Borrower to the Secured Parties under the Receivables Financing Agreement and the other Transaction Documents (the “Guaranteed Obligations”); provided however that the aggregate liability of all of the Guarantors to the Secured Parties under the Guarantor Security Documents, except as set forth in this

Section 1 below, shall not exceed Eight Million and 00/100 Dollars ($8,000,000) (the “Aggregate Liability”) and the Secured Parties’ sole recourse for any Guaranteed Obligations shall be to the collateral (the “Collateral”) identified in the Guarantor Security Agreement or to the extent provided in paragraph 2 below, a Letter of Credit; provided, further, notwithstanding anything to the contrary in this Guaranty or in any other Transaction Document, so long as the Intercreditor Agreement is in effect or any Senior Indebtedness has not been Paid in Full, the Secured Parties shall not take any action to enforce any of the obligations of any Guarantor (or otherwise seek any remedy or recourse) under any Guarantor Security Document except in accordance with Section 7(a) of the Intercreditor Agreement as in effect on the date hereof (or such revised Section 7(a) after the date hereof that has been consented to by the Guarantors in writing) (the “Standstill”). In addition, to the Aggregate Liability, the Guarantors shall additionally be liable for (a) the reasonable costs and expenses of enforcement and collection under the Guarantor Security Documents (including, without limitation, reasonable attorneys’ fees) upon demand that remains unsatisfied in full (subject to the Standstill) after thirty (30) days and (b) if the Collateral Agent has taken action to exercise remedies with respect to the Collateral, any amounts owed the Collateral Agent or the Secured Party pursuant to Section 5(c) of the Guarantor Security Agreement.
     For purposes of this Agreement, “Senior Indebtedness” means Senior Indebtedness as defined in the Intercreditor Agreement as in effect on the date hereof or such revised definition after the date hereof that has been consented to by the Guarantors in writing. For purposes of this Agreement, “Paid in Full” means Paid in Full as defined in the Intercreditor Agreement as in effect on the date hereof or such revised definition after the date hereof that has been consented to by the Guarantors in writing.
     2. If a Guarantor provides an irrevocable stand-by letter of credit (a “Letter of Credit”) issued by a financial institution with a rating of at least A- by S&P and A3 by Moody’s in favor of the Collateral Agent, in form and substance reasonably satisfactory to the Collateral Agent, the Administrator and BMO, pursuant to which the Collateral Agent may draw on such Letter of Credit under the same circumstances it may exercise its rights or remedies under the Guarantor Security Agreement or in accordance with this Section 2, then the recourse to Guarantors hereunder shall be reduced by the amount of such Letter of Credit; provided, further, if such Letter of Credit is in an amount equal to the Aggregate Liability, the guarantee provided hereunder by the Guarantors shall be automatically released and the security interest and lien granted under the Guarantor Security Agreement shall be released as set forth in the Guarantor and Security Agreement; provided, however, that if such Letter of Credit is not replaced at least 10 Business Days (i) prior to the expiration thereof or (ii) after written notice to the Guarantors that the Letter of Credit Provider is downgraded below A- by S&P or A3 by Moody’s (the “L/C Downgrade”), then the Collateral Agreement may draw the full amount of such Letter of Credit to be placed in a cash collateral account mutually acceptable to the Collateral Agent and the Guarantors, under the exclusive control of the Collateral Agent and not subject to any other security interest, that permits the investment in Permitted Investments selected by the Collateral Agent (the “Cash Collateral Account”). Notwithstanding the foregoing, if any Guarantor has suffered an Event of Bankruptcy, the Collateral Agent shall not be required to notify the Guarantors of such downgrade of the Letter of Credit Provider before drawing on such Letter of Credit. The Collateral Agent and its directors, officers, agents or employees shall not be liable for any loss incurred with respect to Permitted Investments.

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     3. Subject to the Intercreditor Agreement and other restrictions set forth herein, Guarantors, jointly and severally, agree that the Guaranteed Obligations shall be due and payable from the Collateral in accordance with the Guarantor Security Agreement when the Guaranteed Obligations or any portion thereof is due to be paid by the Borrower to the Collateral Agent or any Secured Party, whether at stated maturity, by declaration, acceleration or otherwise. Such Collateral Agent shall deposit amounts collected from the disposition of the Collateral into the Collection Account for application in accordance with Section 4.2 of the Receivables Financing Agreement. Notwithstanding the foregoing, Collateral Agent, on behalf of the Secured Parties, shall not pursue any rights or remedies against any Guarantor unless the Collateral Agent, in its sole discretion, has determined that the value of the Borrower Collateral is less than the amount of the Obligations under the Transaction Documents.
     4. Each Guarantor warrants to the Collateral Agent that: (i) no other agreement, representation or special condition exists between such Guarantor and the Collateral Agent or any Secured Party regarding the liability of such Guarantor hereunder, nor does any understanding exist between such Guarantor and the Collateral Agent or any Secured Party that the obligations of such Guarantor hereunder are or will be other than as set forth herein; and (ii) as of the date hereof, such Guarantor has no defense whatsoever to any action or proceeding that may be brought to enforce this Guaranty.
     5. So long as any Obligations are outstanding (which, for purposes of clarification, means until the Obligations are indefeasibly paid in full in cash), each Guarantor subordinates, in favor of the Collateral Agent, any of the following rights of such Guarantor against the Borrower: (i) any right of such Guarantor to be subrogated in whole or in part to any right or claim with respect to any Obligations or any portion thereof to the Collateral Agent or any Secured Party which might otherwise arise from payment by such Guarantor to the Collateral Agent or any Secured Party on the account of the Obligations or any portion thereof; and (ii) any right of such Guarantor to require the marshalling of assets of the Borrower or any other Person which might otherwise arise from payment by such Guarantor to the Collateral Agent or any Secured Party on account of the Obligations or any portion thereof. If any amount shall be paid to such Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Collateral Agent and shall forthwith be paid to the Collateral Agent to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Receivables Financing Agreement. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Receivables Financing Agreement and that the waivers set forth in this Section 5 are knowingly made in contemplation of such benefits.
     6. Except as set forth in the last sentence of Section 3 above, each Guarantor waives promptness and diligence by the Collateral Agent or any Secured Party with respect to its rights under the Receivables Financing Agreement or any of the other Transaction Documents, including, but not limited to, this Guaranty.
     7. Each Guarantor waives any and all notice with respect to: (i) acceptance by the Collateral Agent or any Secured Party of this Guaranty; (ii) the provisions of any note,

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instrument or agreement relating to the Guaranteed Obligations; and (iii) any default in connection with the Guaranteed Obligations.
     8. Each Guarantor waives any presentment, demand, notice of dishonor or nonpayment, protest, and notice of protest in connection with the Guaranteed Obligations.
     9. Each Guarantor agrees that the Collateral Agent or any Secured Party may from time to time and as many times as the Collateral Agent or any Secured Party, in its sole discretion, deems appropriate, do any of the following without notice to such Guarantor and without adversely affecting the validity or enforceability of this Guaranty: (i) release, surrender, exchange, compromise, or settle the Guaranteed Obligations or any portion thereof; (ii) change, renew, or waive the terms of the Guaranteed Obligations or any portion thereof; (iii) change, renew, or waive the terms, including without limitation, the rate of interest charged to the Borrower or Guarantors, of any note, instrument, or agreement relating to the Guaranteed Obligations or any portion thereof; (iv) grant any extension or indulgence with respect to the payment to the Collateral Agent or any Secured Party of the Guaranteed Obligations or any portion thereof; (v) enter into any agreement of forbearance with respect to the Guaranteed Obligations or any portion thereof; (vi) release, surrender, exchange or compromise any security held by the Collateral Agent or any Secured Party for the Guaranteed Obligations; (vii) release any Person who is a guarantor or surety or who has agreed to purchase the Guaranteed Obligations or any portion thereof; and (viii) release, surrender, exchange or compromise any security or Lien held by the Collateral Agent or any Secured Party for the liabilities of any Person who is a guarantor or surety for the Guaranteed Obligations or any portion thereof. Each Guarantor agrees that the Collateral Agent or any Secured Party may do any of the above as it deems necessary or advisable, in its sole discretion, without giving any notice to Guarantors, and that Guarantors will remain, jointly and severally, liable for full payment to the Collateral Agent of the Guaranteed Obligations.
     10. Each Guarantor agrees to be jointly and severally bound by the terms of this Guaranty and jointly and severally liable under this Guaranty subject to the limitations of liability herein. As a result of such liability, each Guarantor acknowledges that the Collateral Agent may, in its sole discretion, elect to enforce this Guaranty for the total Guaranteed Obligations against any Guarantor without any duty or responsibility to pursue any other Guarantor or any other Person (except as set forth in Section 3 above) and that such an election by the Collateral Agent shall not be a defense to any action the Collateral Agent or any Secured Party may elect to take against a Guarantor.
     11. Subject to the terms of the Intercreditor Agreement and the limitations set forth in this Guaranty, if any amount owing hereunder shall have become due and payable (by acceleration or otherwise), the Collateral Agent shall have the right, at any time and from time to time to the fullest extent permitted by law, in addition to all other rights and remedies available to it, without prior notice to Guarantors, to set-off against and to appropriate and apply to such due and payable amounts all funds held in the Cash Collateral Account. Subject to the limitations set forth in this Guaranty, such right shall exist whether or not the Collateral Agent or any Secured Party shall have given notice or made any demand hereunder or under any of the Loan Notes or Transaction Documents, and regardless of the existence or adequacy of any collateral, guarantee or any other security, right or remedy available to the Collateral Agent or

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any Secured Party. Each Guarantor hereby consents to and confirms the foregoing arrangements, and confirms the Collateral Agent’s rights of set-off.
     12. Each Guarantor recognizes and agrees that the Borrower, after the date hereof, may incur additional obligations, fees and expenses to the Collateral Agent and each Secured Party under the Receivables Financing Agreement, refinance existing Guaranteed Obligations or pay existing Guaranteed Obligations and subsequently incur additional indebtedness to the Collateral Agent and each Secured Party under the Receivables Financing Agreement, and that in any such transaction, even if such transaction is not now contemplated, the Collateral Agent and each Secured Party will rely in any such case upon this Guaranty and the enforceability thereof against Guarantor and that this Guaranty shall remain in full force and effect with respect to such future indebtedness of the Borrower to the Collateral Agent and each Secured Party and such indebtedness shall for all purposes constitute Guaranteed Obligations.
     13. Each Guarantor further agrees that, if at any time all or any part of any payment, from whomever received, theretofore applied by the Collateral Agent or any Secured Party to any of the Guaranteed Obligations is or must be rescinded or returned by the Collateral Agent or any Secured Party for any reason whatsoever including, without limitation, the insolvency, bankruptcy or reorganization of Guarantor, such liability shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such liabilities, all as though such application had not been made.
     14. Each Guarantor agrees that no failure or delay on the part of the Collateral Agent or any Secured Party to exercise any of its rights, powers or privileges under this Guaranty shall be a wavier of such rights, powers or privileges or a waiver of any default, nor shall any single or partial exercise of any of the Collateral Agent’s or any Secured Party’s rights, powers or privileges preclude other or further exercise thereof or the exercise of any other right, power or privilege or be construed as a waiver of any default. Each Guarantor further agrees that no waiver or modification of any rights of the Collateral Agent or any Secured Party under this Guaranty shall be effective unless in writing and signed by the Collateral Agent. Guarantor further agrees that each written waiver shall extend only to the specific instance actually recited in such written waiver and shall not impair the rights of the Collateral Agent or any Secured Party in any other respect.
     15. Subject to the terms of the Intercreditor Agreement and the limitations set forth in this Guaranty, each Guarantor, jointly and severally, unconditionally agrees to pay all costs and expenses, including attorney’s fees, incurred by the Collateral Agent or Secured Party in enforcing this Guaranty against any Guarantor.
     16. Each Guarantor acknowledges that in addition to binding itself to this Guaranty, at the time of execution of this Guaranty the Collateral Agent offered to such Guarantor a copy of this Guaranty in the form in which it was executed and that by acknowledging this fact such Guarantor may not later be able to claim that a copy of the Guaranty was not received by it.

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     17. Each Guarantor agrees that this Guaranty shall be binding upon such Guarantor, and its successors and assigns; provided, however, that such Guarantor may not assign or transfer any of its rights and obligations hereunder or any interest herein. Each Guarantor further agrees that (i) this Guaranty is freely assignable and transferable by the Collateral Agent in connection with any assignment or transfer of the Guaranteed Obligations in accordance with the terms of the Receivables Financing Agreement and (ii) this Guaranty shall inure to the benefit of the Collateral Agent and each Secured Party, and their successors and assigns. The Secured Parties shall be third-party beneficiaries hereof (provided, for purposes of clarification, that any obligations and limitations on the rights of the Collateral Agent hereunder shall likewise apply in full to the Secured Parties). No amendment, waiver or other modification of any provision of this Guaranty, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such amendment, waiver, modification or consent shall be effective only in the specific instance and for the specific purpose for which given.
     18. Subject to the limitations set forth above in this Guaranty, each Guarantor agrees that if any Guarantor fails to perform any covenant or agreement hereunder or if there occurs a Termination Event under the Receivables Financing Agreement, all or any part of the Guaranteed Obligations may be declared to be forthwith due and payable (and, in the case of a Termination Event described in Section 10.1.4 of the Receivables Financing Agreement, the Guaranteed Obligations shall be immediately due and payable) jointly and severally by the Guarantors, in any case without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.
     19. Subject to the limitations set forth in the Intercreditor Agreement and above in this Guaranty, each Guarantor agrees that the enumeration of the Collateral Agent’s and each Secured Party’s rights and remedies set forth in this Guaranty is not intended to be exhaustive and the exercise by the Collateral Agent or any Secured Party of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement among the parties to the Transaction Documents and the Guarantor Security Agreement, dated as of the date hereof, as amended supplemented or otherwise modified from time to time or which may now or hereafter exist at law or in equity or by suit or otherwise.
     20. Each Guarantor agrees that all notices, statements, requests, demands and other communications under this Guaranty shall be given to such Guarantor at the address set forth below their respective names on the signature page hereof in the manner provided in Section 15.3 of the Receivables Financing Agreement.
     21. (a) Each Guarantor agrees that the provisions of this Guaranty are severable, and in an action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally:
          (i) if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any

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manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Guaranty in any jurisdiction.
          (ii) if this Guaranty would be held or determined to be void, invalid or unenforceable on account of the amount of Guarantor’s aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of such liability shall, without any further action by the Collateral Agent, any Secured Party, such Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.
          (b) If the guarantee by a Guarantor of the Guaranteed Obligations is held or determined to be void, invalid or unenforceable, in whole or in part, such holding or determination shall not impair or affect the validity and enforceability of any clause or provision not so held to be void, invalid or unenforceable against such Guarantor.
     22. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES OTHER THAN THOSE SET FORTH IN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.
     23. EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE COLLATERAL AGENT, ANY SECURED PARTY OR ANY OTHER AFFECTED PARTY. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES ENTERING INTO THIS GUARANTY AND EACH SUCH OTHER TRANSACTION DOCUMENT.
     24. Each Guarantor hereby agrees that it will not institute against the Borrower, or join any Person in instituting against the Borrower, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) until one year and one day after the date, on which the Loan and all other Obligations have been paid in full. The provisions of this Section 24 shall survive the termination hereof.
     25. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FEDERAL COURT SITTING IN NEW YORK, NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO

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IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO.
     26. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Receivables Financing Agreement.
(signature page follows)

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     IN WITNESS WHEREOF, Guarantors intending to be legally bound, has executed this Guaranty as of the date first above written with the intention that this Guaranty shall constitute a sealed instrument.

Asta Funding Acquisition I, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Asta Funding Acquisition II, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Asta Funding Acquisition IV, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Palisades Collection, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Palisades Acquisition I, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Palisades Acquisition II, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Palisades Acquisition IV, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Palisades Acquisition V, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Palisades Acquisition VI, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Palisades Acquisition VII, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Palisades Acquisition VIII, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Palisades Acquisition IX, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Palisades Acquisition X, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Palisades Acquisition XI, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Palisades Acquisition XII, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Palisades Acquisition XIII, LLC, as a Guarantor

By:	/s/ Gary Stern
Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Palisades Acquisition XIV, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Palisades Acquisition XV, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Palisades Acquisition XVII, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Palisades Acquisition XVIII, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Cliffs Portfolio Acquisition I, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Sylvan Acquisition I, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Asta Funding, Inc., as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Computer Finance, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Astafunding.com, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Asta Commercial, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Citizens Lending Group, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manger

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Ventura Services, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Option Card, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Vativ Recovery Solutions, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices:
210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Accepted as of the date:
BMO CAPITAL MARKETS CORP.,
as Collateral Agent
By: /s/ John Pappano
Name: John Pappano
Title: Managing Director